EXHIBIT 77Q3 TO FORM N-SAR

Registrant Name: Vanguard Index Funds
File Number: 811-2652
Registrant CIK Number: 0000036405


Items 72, 73 and 74

     Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72 through 74 completely, the Registrant has set forth in their entirety the complete responses to the indicated Items or Sub-Items below, in accordance with verbal instructions provided to the Registrant by the staff of the Commission on September 20, 2002, and September 23, 2002.


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Series 1 SEC Identifier S000002839 500 Index Trust
Class 1 SEC Identifier C000007773
Class 2 SEC Identifier C000007774
Class 3 SEC Identifier C000035202
Class 4 SEC Identifier C000092055

Items 74A-74T

74A-$719
74C-$24,985
74F-$102,340,874
74I-$390,183
74J-$616,105
74L-$917,340
74N-$104,290,206
74O-$11,777
74P-$144,863
74R4-$1,553,150
74T-$102,580,416


Item 72DD

1. Total Income dividends for which record date passed during the period                                           $821,569
2. Dividends for a second class of open-end company shares                                                         $666,060
3. Dividends for a third class of open-end company shares                                                          $332,468
4. Dividends for a fourth class of open-end company shares                                                         $1,184

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $1.966
        2. Dividends from a second class of open-end company shares                                                 $2.084
        3. Dividends from a third class of open-end company shares                                                  $1.723
        4. Dividends from a fourth class of open-end company shares                                                 $.542

Item 74

U)      1. Number of shares outstanding                                                                             275,459
        2. Number of shares outstanding for a second class of shares of open-end company shares                     444,095
        3. Number of shares outstanding for a third class of shares of open-end company shares                      198,351
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                     4,546

V)      1. Net asset value per share (to the nearest cent)                                                          115.82
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                115.83
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                 95.68
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)                57.47


Series 2 SEC Identifier S000002841 Extended Market Index
Class 1 SEc Identifier C000007779
Class 2 SEC Identifier C000007780
Class 3 SEC Identifier C000007781
Class 4 SEC Identifier C000007782
Class 5 SEC Identifier C000035204

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $28,999
2. Dividends for a second class of open-end company shares                                                          $48,417
3. Dividends for a third class of open-end company shares                                                           $62,049
4. Dividends for a fourth class of open-end company shares                                                          $10,835
5. Dividends for a fifth class of open-end company shares                                                           $18,088

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.351
        2. Dividends from a second class of open-end company shares                                                 $.395
        3. Dividends from a third class of open-end company shares                                                  $.425
        4. Dividends for a fourth class of open-end company shares                                                  $.541
        5. Dividends for a fifth class of open-end company shares                                                   $.351


Item 74

U)      1. Number of shares outstanding                                                                             82,516
        2. Number of shares outstanding for a second class of shares of open-end company shares                     125,038
        3. Number of shares outstanding for a third class of shares of open-end company shares                      136,844
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                     20,452
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                      59,054

V)      1. Net asset value per share (to the nearest cent)                                                          41.26
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                41.28
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                 41.27
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)                54.42
        5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)                 35.46


Series 3 SEC Identifier S000002848 Total Stock Market Index
Class 1 SEC Identifier C000007805
Class 2 SEC Identifier C000007806
Class 3 SEc Identifier C000007807
Class 4 SEC Identifier C000007808
Class 5 SEC Identifier C000035211

Items 74A-75B

74A- $1,155
74C- $69,969
74E- $0
74F- $149,862,560
74I- $1,148,470
74J- $1,456
74L- $334,613
74N- $151,418,223
74O- $54,668
74P- $206,513
74R4-$718,172
74T- $150,438,870
75B- $131,586,694

Item 72DD

1. Total Income dividends for which record date passed during the period                                           $1,125,436
2. Dividends for a second class of open-end company shares                                                         $669,720
3. Dividends for a third class of open-end company shares                                                          $389,295
4. Dividends for a fourth class of open-end company shares                                                         $297,379
5. Dividends for a fifth class of open-end company shares							   $95,990

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $0.530
        2. Dividends from a second class of open-end company shares                                                 $0.561
        3. Dividends from a third class of open-end company shares                                                  $0.565
        4. Dividends for a fourth class of open-end company shares                                                  $1.148
	5. Dividends for a fifth class of open-end company shares						    $0.542

Item 74

U)      1. Number of shares outstanding    									  1,776,200
        2. Number of shares outstanding for a second class of shares of open-end company shares                   1,494,777
        3. Number of shares outstanding for a third class of shares of open-end company shares                    753,308
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                   276,469
	5. Number of shares outstanding for a fifth class of shares of open-end company shares			  179,549

V)      1. Net asset value per share (to the nearest cent)                                                  	  31.56
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     	  31.57
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	  31.57
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	  64.86
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)		  30.47

Series 4 SEC Identifier S000002840 Value Index
Class 1 SEC Identifier C000007775
Class 2 SEC Identifier C000007776
Class 3 SEC Identifier C000007777
Class 4 SEC Identifier C000007778
Class 5 SEC Identifier C000035203

Item 72DD

1. Total Income dividends for which record date passed during the period                                        $73,774
2. Dividends for a second class of open-end company shares                                                      $47,412
3. Dividends for a third class of open-end company shares                                                       $79,304
4. Dividends for a fourth class of open-end company shares                                                      $94,390
5. Dividends for a fifth class of open-end company shares					                $23,713

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                 $0.462
        2. Dividends from a second class of open-end company shares                                             $0.490
        3. Dividends from a third class of open-end company shares                                              $0.498
        4. Dividends for a fourth class of open-end company shares                                              $1.257
	5. Dividends for a fifth class of open-end company shares					        $0.510

Item 74

U)      1. Number of shares outstanding   									111,445
        2. Number of shares outstanding for a second class of shares of open-end company shares                 148,268
        3. Number of shares outstanding for a third class of shares of open-end company shares                  165,973
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                 81,253
	5. Number of shares outstanding for a fifth class of shares of open-end company shares			47,047

V)      1. Net asset value per share (to the nearest cent)                                                  	20.79
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     	20.79
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	20.79
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	53.29
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)		21.63

Series 5 SEC Identifier S000002842 Growth Index
Class 1 SEC Identifier C000007783
Class 2 SEc Identifier C000007784
Class 3 SEc Identifier C000007785
Class 4 SEC Identifier C000007786
Class 5 SEC Identifier C000035205

Item 72DD

1. Total Income dividends for which record date passed during the period                                         $58,021
2. Dividends for a second class of open-end company shares                                                       $30,848
3. Dividends for a third class of open-end company shares                                                        $44,551
4. Dividends for a fourth class of open-end company shares                                                       $55,120
5. Dividends for a fifth class of open-end company shares							 $19,042

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                  $0.319
        2. Dividends from a second class of open-end company shares                                              $0.359
        3. Dividends from a third class of open-end company shares                                               $0.372
        4. Dividends for a fourth class of open-end company shares                                               $0.700
	5. Dividends for a fifth class of open-end company shares						 $0.334

Item 74

U)      1. Number of shares outstanding										121,609
        2. Number of shares outstanding for a second class of shares of open-end company shares                 149,119
        3. Number of shares outstanding for a third class of shares of open-end company shares                  124,474
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                  83,061
	5. Number of shares outstanding for a fifth class of shares of open-end company shares			 56,662

V)      1. Net asset value per share (to the nearest cent)                                                  	31.60
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     	31.60
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	31.60
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	61.39
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)		29.26

Series 6 SEC Identifier S000002845 Small Cap Index
Class 1 SEc Identifier C000007795
Class 2 SEc Identifier C000007796
Class 3 SEc Identifier C000007797
Class 4 SEc Identifier C000007798
Class 5 SEC Identifier C000035208
Class 6 SEC Identifier C000096112

Item 72DD

1. Total Income dividends for which record date passed during the period                                          $54,888
2. Dividends for a second class of open-end company shares                                                        $60,927
3. Dividends for a third class of open-end company shares                                                         $66,672
4. Dividends for a fourth class of open-end company shares                                                        $56,141
5. Dividends for a fifth class of open-end company shares							  $26,640
6. Dividends for a sixth class of open-end company shares                                                         $3,937

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $.361
        2. Dividends from a second class of open-end company shares                                               $.390
        3. Dividends from a third class of open-end company shares                                                $.416
        4. Dividends for a fourth class of open-end company shares                                                $.846
        5. Dividends for a fifth class of open-end company shares                                                 $.364
	6. Dividends for a sixth class of open-end company shares						  $1.181

Item 74

U)      1. Number of shares outstanding                                                                           151,652
        2. Number of shares outstanding for a second class of shares of open-end company shares                   159,690
        3. Number of shares outstanding for a third class of shares of open-end company shares                    164,253
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                   66,732
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                    73,389
	6. Number of shares outstanding for a sixth class of shares of open-end company shares 			  3,401

V)      1. Net asset value per share (to the nearest cent)                                                        34.75
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              34.78
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               34.77
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)              72.58
        5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)               31.33
	6. Net asset value per share of a sixth class open-end company shares (to the nearest cent) 		  100.38


Series 7 SEC Identifier S000002844 Mid Cap Index
Class 1 SEC Identifier C000007791
Class 2 SEC Identifier C000007792
Class 3 SEC Identifier C000007793
Class 4 SEc Identifier C000007794
Class 5 SEC Identifier C000035207
Class 6 SEC Identifier C000096111


Item 72DD

1. Total Income dividends for which record date passed during the period                                            $59,374
2. Dividends for a second class of open-end company shares                                                          $67,510
3. Dividends for a third class of open-end company shares                                                           $96,109
4. Dividends for a fourth class of open-end company shares                                                          $39,719
5. Dividends for a fifth class of open-end company shares                                                           $34,170
6. Dividends for a sixth class of open-end company shares                                                           $5,114


Item 7389

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.215
        2. Dividends from a second class of open-end company shares                                                 $1.055
        3. Dividends from a third class of open-end company shares                                                  $.249
        4. Dividends for a fourth class of open-end company shares                                                  $.886
	5. Dividends for a fifth class of open-end company shares                                                   $.343
	6. Dividends for a sixth class of open-end company shares                                                   $1.207

Item 74

U)      1. Number of shares outstanding                                                                           275,865
        2. Number of shares outstanding for a second class of shares of open-end company shares                   65,485
        3. Number of shares outstanding for a third class of shares of open-end company shares                    382,892
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                   45,098
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                    97,333
	6. Number of shares outstanding for a sixth class of shares of open-end company shares                    4,379

V)      1. Net asset value per share (to the nearest cent)                                                        20.31
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              92.17
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               20.36
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)              74.42
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)               29.09
	6. Net asset value per share of a sixth class open-end company shares (to the nearest cent)               100.40

Series 8 SEC Identifier S000002847 Small Cap Value Index
Class 1 SEC Identifier C000007802
Class 2 SEc Identifier C000007803
Class 3 SEc Identifier C000007804

Item 72DD

1. Total Income dividends for which record date passed during the period                                          $77,203
2. Dividends for a second class of open-end company shares                                                        $16,898
3. Dividends for a third class of open-end company shares                                                         $35,797

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $.291
        2. Dividends from a second class of open-end company shares                                               $.318
        3. Dividends from a third class of open-end company shares                                                $1.299

Item 74

U)      1. Number of shares outstanding                                                                           269,610
        2. Number of shares outstanding for a second class of shares of open-end company shares                   54,323
        3. Number of shares outstanding for a third class of shares of open-end company shares                    27,714

V)      1. Net asset value per share (to the nearest cent)                                                        16.01
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              16.04
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               66.80


Series 9 SEC Identifier S000002846 Small Cap Growth Index
Class 1 SEC Identifier C000007799
Class 2 SEc Identifier C000007800
Class 3 SEC Identifier C000007801

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $14,448
2. Dividends for a second class of open-end company shares                                                          $7,444
3. Dividends for a third class of open-end company shares                                                           $8,490

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.076
        2. Dividends from a second class of open-end company shares                                                 $.108
        3. Dividends from a third class of open-end company shares                                                  $.361

Item 74

U)      1. Number of shares outstanding                                                                           192,938
        2. Number of shares outstanding for a second class of shares of open-end company shares                   69,562
        3. Number of shares outstanding for a third class of shares of open-end company shares                    23,622

V)      1. Net asset value per share (to the nearest cent)                                                        21.92
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              21.96
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               77.98

Series 10 SEC Identifier S000002843 Large-Cap Index
Class 1 SEC Identifier C000007787
Class 2 SEC Identifier C000007788
Class 3 SEC Identifier C000007789
Class 4 SEC Identifier C000007790
Class 5 SEC Identifier C000035206

Item 72DD

1. Total Income dividends for which record date passed during the period                                          $7,845
2. Dividends for a second class of open-end company shares                                                        $8,587
3. Dividends for a third class of open-end company shares                                                         $4,906
4. Dividends for a fourth class of open-end company shares                                                        $50,505
5. Dividends for a fifth class of open-end company shares                                                         $6,266
Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $0.383
        2. Dividends from a second class of open-end company shares                                               $0.518
        3. Dividends from a third class of open-end company shares                                                $2.174
        4. Dividends from a fourth class of open-end company shares                                               $1.026
        5. Dividends from a fifth class of open-end company shares                                                $0.452

Item 74

U)      1. Number of shares outstanding                                                                             13,198
        2. Number of shares outstanding for a second class of shares of open-end company shares                     23,994
        3. Number of shares outstanding for a third class of shares of open-end company shares                      2,308
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                     49,648
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                      15,044

V)      1. Net asset value per share (to the nearest cent)                                                           23.25
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                 29.07
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	    119.65
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	     57.56
     	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)      	     25.36


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